Antares Strategic Credit Fund

Power of Attorney

Annual Report on Form 10-K for the Year Ending December 31, 2024

The undersigned trustee of Antares Strategic Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Venugopal Rathi and Andrew Packer, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund for the year ended December 31, 2024, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 17th day of March, 2025.

__________________________

Vivek Mathew

Antares Strategic Credit Fund

Power of Attorney

Annual Report on Form 10-K for the Year Ending December 31, 2024

The undersigned trustee of Antares Strategic Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Venugopal Rathi and Andrew Packer, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund for the year ended December 31, 2024, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 17th day of March, 2025.

__________________________

Tyler Lindblad

Antares Strategic Credit Fund

Power of Attorney

Annual Report on Form 10-K for the Year Ending December 31, 2024

The undersigned trustee of Antares Strategic Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Venugopal Rathi and Andrew Packer, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund for the year ended December 31, 2024, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 17th day of March, 2025.

__________________________

Susan Bassett

Antares Strategic Credit Fund

Power of Attorney

Annual Report on Form 10-K for the Year Ending December 31, 2024

The undersigned trustee of Antares Strategic Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Venugopal Rathi and Andrew Packer, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign my name to any Annual Report on Form 10-K of the Fund for the year ended December 31, 2024, and any and all amendments thereto and other documents in connection therewith, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

WITNESS my hand on this 17th day of March, 2025.

__________________________

Neil Rudd